U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2006

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                         0 - 32093               91-2022980
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     (State or other                 (Commission                (I.R.S.
     jurisdiction                    File Number)           Identification No.)
     of incorporation)


                      1601-B ALTON PARKWAY, UNIT B
                            IRVINE, CALIFORNIA                    92606
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               (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (949) 757-0855
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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on
Form 8-K to report the following:

Item 1.01 Entry in to a Material Definitive Agreement

On November 6, 2006, in exchange for cash in the same amount, we issued $150,000 of secured promissory notes, the outstanding balance of which plus any accrued interest will automatically exchange at 110% of the value of the outstanding balance of principal and accrued interest into our next equity or equity based financing with gross proceeds totaling at least $220,000. The notes have maturities of one year and bear interest at 10% per annum.

On October 30, 2006, the board approved the issuance of a secured promissory note for $60,000, in exchange for cash received by the Company in the same amount to Mr. William A. Nitze, a related-party, who is currently Chairman of our Board of Directors. The note has a maturity of one year, bears interest at 10% per annum. This investment was on the same terms as made by unaffiliated investors.

The notes were sold in a private placement in the United States to "accredited investors" without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated there under.

In connection with the Notes, the Company and note purchasers entered into a security agreement which provide security against inventory and/or receivables equal to the face value for the unpaid principal and accrued interest of the notes, which become immediately due and payable in the event any of the following occurs: (i) the Company defaults in the payment of the notes when due and payable, (ii) the Company makes an assignment for the benefit of creditors,
(iii) the Company files a voluntary petition in bankruptcy, or is otherwise adjudicated as bankrupt or insolvent, or (iv) a liquidation, dissolution or winding up of the Company occurs, including a sale or series of related sales of all of the assets of the Company or a sale or series of related sales of such that the Company's shareholders immediately prior to the transaction(s) hold less then 50% of the Company's voting power following the transaction(s).

The forms of the abovementioned notes and security agreements are included herein as Exhibits 10.158 and 10.159 respectively.


Item 2.01 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion under Item 1.01 is incorporated herein by reference.


Item 3.02 Unregistered Sales of Securities

The discussion under Item 1.01 is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

10.158 Form of Note.

10.159 Form of Security Agreement


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



HIENERGY TECHNOLOGIES, INC.


November 7, 2006            By: /s/ Roger W.A. Spillmann
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(Date)                          Name:  Roger W.A. Spillmann, President & CEO